UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 22, 2013

Symantec Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Ellis Street, Mountain View, CA		94043
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (650) 527-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The stockholders of Symantec Corporation (the “Company”) approved the adoption of the Company’s 2013 Equity Incentive Plan (the “EIP”), an amendment to the Company’s 2008 Employee Stock Purchase Plan (the “ESPP”) and an amendment and restatement of the Company’s Senior Executive Incentive Plan (the “SEIP”) at the Annual Meeting of Stockholders of the Company held on October 22, 2013 (the “Annual Meeting”). The Board of Directors of the Company approved the EIP, the amendment to the ESPP and the amendment and restatement of the SEIP on July 25, 2013, subject to stockholder approval at the Annual Meeting. Accordingly, the EIP, ESPP amendment and amendment and restatement of the SEIP became effective upon stockholder approval at the Annual Meeting. The Company’s named executive officers may participate in each of these plans.

As a result of stockholder approval of the EIP at the Annual Meeting, the EIP became effective and the number of authorized shares of the Company’s common stock issuable under the EIP is 45,000,000 shares. In addition, as a result of stockholder approval of an amendment to the ESPP at the Annual Meeting, the ESPP was amended to increase the number of authorized shares of the Company’s common stock issuable thereunder by 30,000,000 shares. In addition, as a result of stockholder approval of the SEIP at the Annual Meeting, the amendment and restatement of the SEIP became effective commencing with fiscal 2014, allowing performance-based compensation awards thereunder to be fully deductible by the Company under Section 162(m) of the Internal Revenue Code of 1986, as amended.

A more complete description of the terms of the EIP, the ESPP and the SEIP can be found in “Proposal No. 4 – Approval of Our 2013 Equity Incentive Plan” (pages 28 through 33), “Proposal No. 5 – Approval of Amendment to Our 2008 Employee Stock Purchase Plan” (pages 34 through 37) and “Proposal No. 6 – Approval of Our Amended and Restated Senior Executive Incentive Plan” (pages 38 through 41) in the Company’s definitive proxy statement dated August 29, 2013, and filed with the Securities and Exchange Commission on August 29, 2013, which descriptions are incorporated by reference herein. The foregoing descriptions and the descriptions incorporated by reference from the Company’s definitive proxy statement are qualified in their entirety by reference to the EIP, the ESPP and the SEIP, copies of which are filed as exhibits to this report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s 2013 Annual Meeting of Stockholders was held on October 22, 2013. Set forth below are the matters the stockholders voted on and the final voting results.

Proposal 1: Election of Directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stephen M. Bennett	571,971,730	1,746,255	579,977	53,333,214
Michael A. Brown	570,098,798	3,511,826	687,338	53,333,214
Frank E. Dangeard	509,824,174	63,613,290	860,498	53,333,214
Geraldine B. Laybourne	569,485,374	4,236,058	576,530	53,333,214
David L. Mahoney	570,045,930	3,625,663	626,369	53,333,214
Robert S. Miller	568,604,488	5,050,427	643,047	53,333,214
Anita M. Sands	571,874,121	1,832,127	591,714	53,333,214
Daniel H. Schulman	567,562,225	6,158,871	576,866	53,333,214
V. Paul Unruh	571,636,118	2,083,872	577,972	53,333,214
Suzanne M. Vautrinot	571,879,545	1,852,589	565,828	53,333,214

Each of the ten nominees were elected to the Board of Directors, each to hold office until the next annual meeting of stockholders and until his or her successor has been duly elected or until his or her earlier resignation or removal.

Proposal 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year:

Votes For	Votes Against	Abstentions	Broker Non-Votes
622,996,731	3,939,753	694,692	0

The appointment was ratified.

Proposal 3: Advisory vote to approve the Company’s executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
559,202,327	11,454,946	3,640,689	53,333,214

The proposal was approved.

Proposal 4: Approval of the Company’s 2013 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
517,790,915	55,768,960	738,087	53,333,214

The proposal was approved.

Proposal 5: Approval of an amendment to the Company’s 2008 Employee Stock Purchase Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
564,365,887	6,845,751	3,086,324	53,333,214

The proposal was approved.

Proposal 6: Approval of the Company’s amended and restated Senior Executive Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
558,091,451	15,393,856	812,655	53,333,214

The proposal was approved.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description

10.01	Symantec Corporation 2013 Equity Incentive Plan (incorporated by reference to Exhibit 99.01 to the registration statement on Form S-8 (Registration No. 333-191889) filed by the registrant with the Securities and Exchange Commission on October 24, 2013).

10.02	Symantec Corporation 2008 Employee Stock Purchase Plan, as amended (incorporated by reference to Exhibit 99.02 to the registration statement on Form S-8 (Registration No. 333-191889) filed by the registrant with the Securities and Exchange Commission on October 24, 2013).

10.03	Symantec Corporation Senior Executive Incentive Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMANTEC CORPORATION

Dated: October 24, 2013	By:	/S/ GREGORY KING
		Name:	Gregory King
		Title:	Vice President, Corporate Legal Services
and Assistant Secretary

Exhibit Index

Exhibit Number	Exhibit Title or Description

10.01	Symantec Corporation 2013 Equity Incentive Plan (incorporated by reference to Exhibit 99.01 to the registration statement on Form S-8 (Registration No. 333-191889) filed by the registrant with the Securities and Exchange Commission on October 24, 2013).

10.02	Symantec Corporation 2008 Employee Stock Purchase Plan, as amended (incorporated by reference to Exhibit 99.02 to the registration statement on Form S-8 (Registration No. 333-191889) filed by the registrant with the Securities and Exchange Commission on October 24, 2013).

10.03	Symantec Corporation Senior Executive Incentive Plan, as amended